Exhibit 10.1

EXECUTION VERSION

WAIVER

WAIVER, dated as of April 11, 2014 (this “Waiver”), with respect to the ASSET-BASED REVOLVING CREDIT AGREEMENT dated as of April 24, 2013 (as amended, the “Credit Agreement”), among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), MOMENTIVE PERFORMANCE MATERIALS GMBH, a company organized under the laws of Germany (the “Germany Silicone Borrower”), MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH, a company organized under the laws of Germany (the “Germany Quartz Borrower”), MOMENTIVE PERFORMANCE MATERIALS NOVA SCOTIA ULC, an unlimited company incorporated under the laws of the Province of Nova Scotia, Canada (the “Canadian Borrower”; the Canadian Borrower, the Germany Silicone Borrower, the Germany Quartz Borrower and the U.S. Borrower each a “Borrower” and collectively the “Borrowers”), the LENDERS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent for the Lenders and JPMORGAN CHASE BANK, N.A., CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE AG, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, and UBS SECURITIES LLC, as Documentation Agents.

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other financial accommodations to the Borrowers; and

WHEREAS the Borrowers have requested that the Credit Agreement be waived and amended in the manner provided for in this Waiver, and the Required Lenders are willing to agree to such waiver and amendment as provided for in this Waiver;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein the parties hereto hereby agree as follows:

1.	Defined Terms. (a) Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

(b) For purposes of this Waiver, the following terms shall have the following meanings:

“Cases” means voluntary bankruptcy cases under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) commenced by the Debtors no later than April 30, 2014.

“Debtors” means Holdings, Intermediate Holdings, Momentive Performance Materials Worldwide Inc., U.S. Borrower, Momentive Performance Materials Quartz, Inc., Momentive Performance Materials South America Inc., Momentive Performance Materials China SPV Inc., MPM Silicones LLC, Juniper Bond Holdings I LLC, Juniper Bond Holdings II LLC, Juniper Bond Holdings III LLC and Juniper Bond Holdings IV LLC.

“Specified Bankruptcy Conditions” means, with respect to the Cases solely for the Debtors, the following conditions: (i) debtor in possession financing order, substantially in the form attached hereto as Exhibit A (with any changes thereto reasonably acceptable to the Agent), (the “DIP Order”) containing such cash collateral and adequate protection provisions as are more fully set forth in Exhibit A shall have been entered by the bankruptcy court with jurisdiction over the Cases (x) on an interim basis as promptly as practicable, but in any event by a date (the “Interim Order Date”) within 5 Business days after the commencement of the Cases (or such later date as may be acceptable to the Agent), and (y) on a final basis, no later than 60 days after the commencement of the Cases (or such later date as may be acceptable to the Agent); (ii) the DIP Order shall expressly authorize and direct the payment in full and in cash of all Obligations (including cash collateralizing all outstanding Letters of Credit unless rolled over into a new or amended facility) in accordance with the terms of the Credit Agreement on the Interim Order Date (or such later date as may be acceptable to the Agent in its sole discretion but, in any event, no more than 14 Business Days after the Interim Order Date); (iii) the DIP Order shall have remained in full force and effect at all times after the entry thereof and shall not have been modified, amended or supplemented without the consent of the Agent; and (iv) no other order shall have been entered limiting, modifying or amending any of the rights, benefits, privileges and protections granted the Agent and/or the Lenders under the DIP Order.

2.	Filing Waiver. Subject to the terms hereof, the Lenders hereby waive (a) any Default or Event of Default under Section 7.01(i) of the Credit Agreement, in each case, arising solely as a result of the commencement of the Debtors’ Cases, (b) any Default or Event of Default under the Credit Agreement or any other Loan Document (x) attributable solely to the commencement of the Debtors’ Cases or (y) resulting from the failure to take any actions the Debtors are prohibited from taking by law by virtue of their status as debtors in the Cases (any such event giving rise to a Default or Event of Default described in clauses (x) and (y), a “Filing Default Event”) and (c) any Default or Event of Default under Section 7.01(f) of the Credit Agreement attributable solely to the occurrence of a Filing Default Event.

3.	Financial Statements Delivery Waiver. Subject to the terms hereof, the Lenders hereby waive any Default or Event of Default in connection with Sections 5.04(a) and 5.04(c) of the Credit Agreement resulting from the failure to deliver (i) financial statements and a compliance certificate, each as required therein (collectively, the “Reporting Event Default”) and (ii) an opinion from an independent public accountant of recognized national standing without qualification as to the status of Intermediate Holdings or any Material Subsidiary as a going concern on or prior to the date that is required therein (together with the Reporting Event Default, the “Financial Statements Event of Default”).

4.	Prepayment Waiver. Subject to the terms hereof, the Lenders hereby waive any Default or Event of Default in connection with Sections 2.11(e) and 6.05(o) of the Credit Agreement resulting from (i) the sale of all equity interests in Momentive Performance Materials Canada Ltd. (formerly known as Momentive Performance Materials Canada ULC), an Alberta unlimited liability corporation, and (ii) any failure to promptly apply the net cash proceeds received from such sale to repay outstanding Revolving Facility Loans (collectively, the “Prepayment Default”).

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5.	Reduction or Termination of Commitments Amendment. Subject to the terms hereof, Section 2.08 of the Credit Agreement shall be amended by (i) deleting the last sentence of Section 2.08(c) and inserting the sentence, “Each reduction or termination of any Class of the Commitments shall be made in a manner directed by Intermediate Holdings with the consent of the Administrative Agent.” and (ii) deleting Section 2.08(d) in its entirety. The Lenders hereby waive any requirement for a notice set forth in Section 2.08 with respect to any reduction or termination of Commitments.

6.	Release. The Borrowers each hereby release the Agent and each of the Lenders and their respective officers, directors, employees, advisors and agents from any and all claims, damages or actions against such parties that may have accrued in favor of any of the Borrowers on or before the date of this Waiver arising out of or related directly or indirectly to the Loan Documents or the administration or enforcement thereof or the consummation of any transactions contemplated thereby.

7.	No Other Amendments or Waivers; Confirmation. Except as expressly waived or amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

8.	Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that, as of the date hereof and after giving effect to the waivers and amendments contained herein:

(a) no Default or Event of Default has occurred and is continuing other than (i) as to the filing, or contemplated filing, of a petition for relief under Chapter 11 of the U.S. Bankruptcy Code by the Debtors, (ii) Financial Statements Event of Default and (iii) Prepayment Default;

(b) the execution, delivery and performance by the Borrowers of this Waiver have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement constitutes the legal, valid and binding obligation of the Borrowers, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

9.	Conditions Precedent to Effectiveness. This Waiver shall become effective on the date on which the Agent shall have received (i) counterparts hereof duly executed and delivered by the Borrowers and the Required Lenders and (ii) reimbursement of the Agent’s expenses as required by this Waiver that are then due and payable.

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10.	Termination. The waivers provided for in Sections 2, 3 and 4 of this Waiver and the amendment in Section 5 shall terminate and be of no further force or effect (i) automatically and without notice in the event (a) the Obligations (including cash collateralizing all outstanding Letters of Credit unless rolled over into a new or amended facility) shall not have been paid in full and in cash in accordance with the terms of the Credit Agreement on the Interim Order Date (or such later date as may be acceptable to the Agent in its sole discretion but, in any event, no more than 14 Business Days after the Interim Order Date), (b) all or any portion of such payment thereafter shall be avoided or required to be disgorged or repaid, (c) the Reporting Event Default or the Prepayment Default has not been cured on or prior to April 30, 2014, or (d) all Commitments (other than the Commitments of JPMorgan Chase Bank, N. A., Citicorp North America, Inc. and Credit Suisse AG, Cayman Islands Branch) shall not have been terminated in accordance with the terms of the Credit Agreement (as amended hereby) on the Interim Order Date (or such later date as may be acceptable to the Agent in its sole discretion but, in any event, no more than 14 Business Days after the Interim Order Date) or substantially simultaneously with clause (a) above or, without limiting the foregoing, (ii) at 11:59 p.m. on the date that is two Business Days after notice has been given to any Borrower by the Agent stating that, following the filing of the Cases, any of the Specified Bankruptcy Conditions shall not have been or is no longer satisfied.

11.	Expenses. The Borrowers agree to pay or reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Agent and the reasonable fees, charges and disbursements of FTI Consulting, Inc.

12.	Governing Law; Counterparts.

(a) This Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[Remainder of page intentionally left blank; signature pages follow.]

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Accepted and agreed:

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

By:	/s/ Douglas A. Johns
Name:	Douglas A. Johns
Title:	EVP, General Counsel

MOMENTIVE PERFORMANCE MATERIALS INC.

By:	/s/ Douglas A. Johns
Name:	Douglas A. Johns
Title:	EVP, General Counsel

[Signature Page to Waiver]

MOMENTIVE PERFORMANCE MATERIALS USA INC., as U.S. Borrower

By:	/s/ Douglas A. Johns
Name:	Douglas A. Johns
Title:	EVP, General Counsel

[Signature Page to Waiver]

MOMENTIVE PERFORMANCE MATERIALS GMBH, as Germany Silicone Borrower

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	General Manager

[Signature Page to Waiver]

MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH, as Germany Quartz Borrower

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	General Manager

[Signature Page to Waiver]

MOMENTIVE PERFORMANCE MATERIALS NOVA SCOTIA ULC, as Canadian Borrower

By:	/s/ Douglas A. Johns
Name:	Douglas A. Johns
Title:	EVP, General Counsel

[Signature Page to Waiver]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Charles O. Freedgood
Name:	Charles O. Freedgood
Title:	Managing Director

[Signature Page to Waiver]

Citicorp North America Inc. as a Lender,

By:	/s/ Christopher Marino
Name:	Christopher Marino
Title:	Director & Vice President

[Signature Page to Waiver]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

[Signature Page to Waiver]

GOLDMAN SACHS BANK USA as a Lender,

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[Signature Page to Waiver]

UBS AG, Stamford Branch, as a Lender,

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

[Signature Page to Waiver]

Wells Fargo Principal Lending, LLC., as a Lender

By:	/s/ Anurag Kapur
Name:	Anurag Kapur
Title:	Director

[Signature Page to Waiver]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christy Kuklinski
Name:	Christy Kuklinski
Title:	AVP

[Signature Page to Waiver]